UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2024

Fortress Biotech, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35366	20-5157386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Kane Concourse, Suite 301 Bay Harbor Islands, FL 33154
(Address of Principal Executive Offices)

(781) 652-4500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBIO	Nasdaq Capital Market
9.375% Series A Cumulative Redeemable Perpetual Preferred Stock	FBIOP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01. Entry into a Material Definitive Agreement.

Registered Offering

On September 19, 2024, Fortress Biotech, Inc. (the “Company”) entered into Securities Purchase Agreements (the “Investor Purchase Agreements”) with accredited investors pursuant to which the Company agreed to issue and sell 3,939,394 shares (the “Shares”) of common stock of the Company, $0.001 par value per share (“Common Stock”), at a price per share of $1.65 (such offering, the “Registered Offering”). The Company received approximately $6.5 million in gross proceeds from the Registered Offering, before deducting placement agency fees and offering expenses. The Shares were offered and sold pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-279516), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on May 30, 2024, including the prospectus supplement to the base prospectus dated September 19, 2024.

The Registered Offering closed on September 23, 2024. The Company intends to use the net proceeds from the Registered Offering for general corporate purposes, which may include research and development expenditures, clinical trial expenditures, license or acquisition of new products, and working capital.

Private Placements

Concurrently with the Registered Offering, the Company conducted two separate private placements. Pursuant to the Investor Purchase Agreements, the Company conducted a private placement (“Investor Private Placement”) of warrants (the “Investor PIPE Warrants”) to purchase an aggregate of 3,939,394 shares of Common Stock. Additionally, pursuant to a separate Securities Purchase Agreement, dated September 19, 2024, with Lindsay A. Rosenwald, M.D., the Chairman, President and Chief Executive Officer of the Company (the “Chairman Purchase Agreement” together with the Investor Purchase Agreements, the “Purchase Agreements”), the Company conducted a private placement (“Chairman Private Placement” together with the Investor Private Placement, the “Private Placements”) of 763,359 shares of Common Stock and warrants (the “Chairman PIPE Warrants” and together with the Investor PIPE Warrants, the “PIPE Warrants”) to purchase 763,359 shares of Common Stock. Pursuant to the Chairman Purchase Agreement, the Company agreed to issue and sell (i) the shares of Common Stock at a price per share of $1.84, which was the consolidated closing bid price of the Common Stock on the Nasdaq Capital Market on the day the Chairman Purchase Agreement was entered into, and (ii) the Chairman PIPE Warrants at an offering price of $0.125 per Chairman PIPE Warrant. The Company received approximately $1.5 million in gross proceeds from the Chairman Private Placement.

The PIPE Warrants have an exercise price of $1.84 per share (subject to adjustment as set forth in the PIPE Warrants), become exercisable six months after issuance and will expire five and one-half years from the date of their issuance. The Investor PIPE Warrants contain standard anti-dilution adjustments to the exercise price including for share splits, share dividends, rights offerings and pro rata distributions.

The Private Placements closed on September 23, 2024, concurrently with the Registered Offering. The Company intends to use the net proceeds from the Private Placements for general corporate purposes, which may include research and development expenditures, clinical trial expenditures, license or acquisition of new products, and working capital.

In connection with the Purchase Agreements, the Company will be required to file, on or prior to November 3, 2024 (the “Filing Date”), a resale registration statement (the “Resale Registration Statement”) with the SEC to register the resale of the shares of Common Stock issuable upon exercise of the PIPE Warrants and the shares sold in the Chairman Private Placement. Pursuant to the Purchase Agreements, the Resale Registration Statement must be declared effective by the SEC within 60 days after the closing of the Private Placements, or 90 days if the Resale Registration Statement is reviewed by the SEC.

Each of the Company’s executive officers, directors and the holders of 5% or more of the Company’s outstanding shares of Common Stock entered into a lock-up agreement (the “Lock-Up Agreement”) pursuant to which they agreed not to sell or transfer any securities of the Company held by them for a period commencing on September 23, 2024 and ending sixty (60) days after the Effective Date (as defined in Purchase Agreements), subject to limited exceptions.

A.G.P./Alliance Global Partners (the “Placement Agent”) acted as the exclusive placement agent in connection with the Registered Offering and the Private Placements under a Placement Agent Agreement, dated as of September 19, 2024, between the Company and the Placement Agent (the “Placement Agent Agreement”). Pursuant to the Placement Agent Agreement, the Placement Agent was paid a commission equal to 7.0% of the gross proceeds received by the Company in the Registered Offering and the Private Placements, except that with respect to the gross proceeds from the sale of shares of Common Stock and Warrants to insiders of the Company, the cash placement commission was equal to 3.5% of such proceeds. The Company reimbursed the Placement Agent $75,000 for certain fees and expenses incurred by them, including attorney fees. The Company also agreed to pay a non-accountable expense allowance to the Placement Agent in an amount not to exceed $10,000.

The foregoing descriptions of the PIPE Warrants, the Purchase Agreements, the Lock-Up Agreements and the Placement Agent Agreement are subject to, and qualified in their entirety by, such documents (or forms thereof), which are attached hereto as Exhibits 4.1, 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 under the subheading “Private Placements” is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the purchasers in the Purchase Agreements, the offering and sale of the PIPE Warrants and the shares of Common Stock sold in the Chairman Private Placement were exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The sale of the PIPE Warrants, the shares of Common Stock issuable upon exercise of the PIPE Warrants and the shares of Common Stock sold in the Chairman Private Placement by the Company in the Private Placements has not been registered under the Securities Act or any state securities laws and such securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of such securities did not involve a public offering and was made without general solicitation or general advertising. In the Purchase Agreements, each purchaser represented that it is and on each date on which it exercises any PIPE Warrant will be, either (i) an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, and it is acquiring the PIPE Warrants, or PIPE Warrants and shares of Common Stock, with respect to the Chairman Purchase Agreement, for investment purposes only and not with a view to any resale, distribution or other disposition of the PIPE Warrants in violation of the United States federal securities laws.

Item 8.01. Other Events.

On September 20, 2024, the Company issued a press release announcing the Private Placements and the Registered Offering. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
4.1	Form of PIPE Warrant
5.1	Opinion of Troutman Pepper Hamilton Sanders LLP
10.1	Form of Securities Purchase Agreement, dated September 19, 2024, by and among the Company and the purchasers party thereto
10.2	Form of Lockup Agreement
10.3	Placement Agent Agreement entered into by and between the Company and the Placement Agent, dated September 19, 2024
23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1)
99.1	Press Release (pricing), dated September 20, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. As used below and throughout this report, the words “we”, “us” and “our” may refer to Fortress individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to the expectations regarding the use of proceeds from the offering, as well as our growth strategy and product development programs, ability to generate shareholder value, ability of our products to receive necessary approvals, including FDA approval, ability of our products and therapies to help patients and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: our growth strategy, financing and strategic agreements and relationships; the ongoing UTRF litigation and our indemnification of Caelum in connection therewith; our need for substantial additional funds and uncertainties relating to financings; our ability to identify, acquire, close and integrate product candidates successfully and on a timely basis; our ability to attract, integrate and retain key personnel; the early stage of products under development; the results of research and development activities; uncertainties relating to preclinical and clinical testing; our ability to obtain regulatory approval for products under development; our ability to successfully commercialize products for which we receive regulatory approval or receive royalties or other distributions from third parties; our ability to secure and maintain third-party manufacturing, marketing and distribution of our and our partner companies’ products and product candidates; government regulation; patent and intellectual property matters; competition; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Biotech, Inc.
(Registrant)
Date: September 23, 2024
	By:	/s/ Lindsay A. Rosenwald, M.D.
Lindsay A. Rosenwald, M.D.
Chairman, President and Chief Executive Officer